Scotia Institutional Funds

(the “Trust”)

Smith Group Large Cap Core Growth Fund

Class I Shares (Ticker: BSLGX)

Class II Shares

Supplement Dated January 30, 2014 to the Summary Prospectus, Statutory Prospectus and

Statement of Additional Information of the Smith Group Large Cap Growth Fund dated February 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Important ANNOUNCEMENT REGARDING

THE SMITH GROUP LARGE CAP CORE GROWTH FUND

On January 30, 2014, the shareholders of the Smith Group Large Cap Core Growth Fund (the “Smith Fund”) approved an Agreement and Plan of Reorganization and Termination providing for the sale of all of the assets of the Smith Fund to, and the assumption of all of the liabilities of the Smith Fund by, the Smith Large Cap Core Growth Fund (the “Acquiring Fund”), a newly-created series of Managed Portfolio Series, in exchange for the Acquiring Fund’s shares, which will be distributed pro rata by the Smith Fund to the holders of its shares in complete liquidation of the Smith Fund (the “Reorganization”). It is anticipated that the Reorganization will take place on February 22, 2014.

Please keep this Supplement with your records.